SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 22, 2004
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                        (Date of earliest event reported)



                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                      0-50066                  48-1175170
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)



610 Alamo Pintado Road, Solvang, California                      93463
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(Address of principal executive offices)                      (Zip Code)



                                 (805) 688-6644
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


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Table of Contents
Item 7.  Financial Statement Pro Forma Financial Information and Exhibits
Item 9.  Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1






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  Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

        (a)      Not applicable.

        (b)      Not applicable.

        (c)      The following exhibits are included with this Report:

                 Exhibit 99.1      Press Release dated January 22, 2003



Item 9.           Regulation FD Disclosure


     On January 22, 2004, Harrington West Financial Group, Inc. announced by press release its earnings for the year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Report on Form 8-K is furnished pursuant to Item 12.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HARRINGTON WEST FINANCIAL GROUP, INC.


                                         By: /s/ Craig J. Cerny
                                             -----------------------------------
                                             Craig J. Cerny
                                             Chairman of the Board and Chief
                                             Executive Officer


Date:    January 22, 2004.